Exhibit 10.2

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of June 11, 2026, between Quantum Cyber N.V., a Dutch public company with limited liability (the “Company”) and Project LightShift, Inc., a Florida corporation (the “Stockholder”).

WHEREAS, as of the date hereof, the Stockholder is the sole record and beneficial owner of and has the sole power to vote (or to direct the voting of) such number of ordinary shares, €0.01 par value per share, held by the Stockholder on any applicable record date;

WHEREAS, the Stockholder is party to that that certain Intellectual Property License Agreement, dated as of June 11, 2026, by and between the Company and the Stockholder (the “IPL”), pursuant to which the Stockholder may receive additional ordinary shares of the Company (such shares, together with the shares held as of the date hereof by the Stockholder or otherwise acquired in the future by the Stockholder, collectively, the “Subject Shares”);

NOW, THEREFORE, in consideration of the transactions contemplated by the IPL, and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 1.1 Agreement to Vote. The Stockholder hereby agrees that, during the period commencing on the date of this Agreement and terminating on the Termination Date (the “Voting Period”), at any duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof), or in any other circumstances (including action by written consent of stockholders in lieu of a meeting), the Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, and shall provide a written consent or vote (or cause to be voted), in person or by proxy, all of its Subject Shares, in each case in favor of any proposal recommended for approval by the Board of Directors of the Company.

Section 1.2 Grant of Irrevocable Proxy. The Stockholder hereby appoints Company and any designee of Company, and each of them individually, as the Stockholder’s proxy, with full power of substitution and resubstitution, to vote, including by executing written consents, during the Voting Period with respect to any and all of the Subject Shares on the matters and in the manner specified in Section 1.1. The Stockholder shall take all further action or execute such other instruments as may be necessary to effectuate the intent of any such proxy. It is agreed that Company (and its officers on behalf of Company) will use the irrevocable proxy that is granted by the Stockholder hereby only in accordance with applicable legal requirements and that, to the extent Company (and its officers on behalf of Company) uses such irrevocable proxy, it will only vote (or sign written consents in respect of) the Subject Shares subject to such irrevocable proxy with respect to the matters specified in, and in accordance with the provisions of, Section 1.1.

Section 1.3 Nature of Irrevocable Proxy. The proxy granted pursuant to Section 1.2 to Company by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies or powers of attorney granted by the Stockholder. The proxy that may be granted hereunder shall terminate upon the termination of this Agreement, but shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of the Stockholder.

ARTICLE II

COVENANTS

Section 2.1 Stockholder’s Capacity. All agreements and understandings made herein shall be made solely in the Stockholder’s capacity as a holder of the Subject Shares and not in any other capacity, including as an officer or director of Company.

Section 2.2 Voting Trusts. The Stockholder agrees that it will not, nor will it permit any entity under its control to, deposit any of its Subject Shares in a voting trust or subject any of its Subject Shares to any arrangement with respect to the voting of such Subject Shares other than as provided herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

The Stockholder hereby represents and warrants to Company as follows:

Section 3.1 Due Authorization, etc. The Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, if applicable. The Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Stockholder have been duly authorized by all necessary action on the part of the Stockholder, as applicable, and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and (assuming the due authorization, execution and delivery by Company) constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar legal requirements of general applicability relating to or affecting creditors’ rights and by general equitable principles.

Section 3.2 Ownership of Subject Shares. The Stockholder has sole record and beneficial ownership of the Subject Shares as of the date hereof. As of the date hereof, the Stockholder is the lawful owner of the Subject Shares, has the sole power to vote or cause to be voted such Subject Shares and has the sole power to dispose of or cause to be disposed such Subject Shares. The Stockholder has, and will at all times up until the Termination Date have, good and valid title to the Subject Shares, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than (i) those created by this Agreement, or (ii) those existing under applicable securities laws.

Section 3.3 No Conflicts. (a) No filing with any governmental body, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by the Stockholder and (b) none of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of the Stockholder, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or its assets (including any of the Subject Shares) may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement.

Section 3.4 Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Company in respect of this Agreement based upon any contract made by or on behalf of the Stockholder, solely in the Stockholder’s capacity as a stockholder of Company.

Section 3.5 No Litigation. As of the date of this Agreement, there is no legal proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to impair the ability of the Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE IV

TERMINATION

Section 4.1 Termination. This Agreement shall automatically terminate, and neither Company nor the Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (a) the two (2) year anniversary of the date of this Agreement; or (b) the termination of this Agreement by mutual written consent of the parties (such earlier date, the “Termination Date”). The parties acknowledge that, upon termination of this Agreement as permitted under and in accordance with the terms of this Article IV, no party to this Agreement shall have the right to recover any claim with respect to any losses suffered by such party in connection with such termination, except that, subject to Section 5.11, the termination of this Agreement shall not relieve either party to this Agreement from liability for such party’s intentional breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Article IV and Article V shall survive the termination of this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.1 Further Actions. Subject to the terms and conditions set forth in this Agreement, the Stockholder agrees to take any and all actions and to do all things reasonably necessary to effectuate this Agreement.

Section 5.2 Fees and Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 5.3 Amendments, Waivers, etc. This Agreement may not be amended except by an instrument in writing signed by the parties hereto and specifically referencing this Agreement. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

Section 5.4 Notices. Any notice, request, instruction or other document required to be given hereunder shall be sufficient if in writing, and sent by confirmed electronic mail transmission of a “portable document format” (“.pdf”) attachment (provided that any notice received by electronic mail transmission or otherwise at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day), by reliable overnight delivery service (with proof of service), or hand delivery, addressed as follows:

If to Company, to:

Quantum Cyber N.V.

1501 Belvedere Road, Suite 500
West Palm Beach, FL 33406

with a copy to (which shall not constitute notice):

Haynes and Boone, LLP
30 Rockefeller Center, 26th Floor
New York, NY 10112
Attn: Rick Werner

If to the Stockholder, to the address or electronic mail address set forth on the signature pages hereto, or to such other person or address as any party shall specify by written notice so given.

Section 5.5 Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

Section 5.6 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 5.7 Entire Agreement; Assignment. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary set forth herein, the Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or beneficial ownership of the Stockholder’s Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder’s heirs, guardians, administrators or successors and assigns, and the Stockholder agrees to take all actions necessary to effect the foregoing. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

Section 5.8 Governing Law. THIS AGREEMENT AND ALL QUESTIONS RELATING TO THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

Section 5.9 Specific Performance. The Stockholder acknowledges that any breach of this Agreement would give rise to irreparable harm for which monetary damages would not be an adequate remedy and the Company shall be entitled to a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without the necessity of proving the inadequacy of monetary damages as a remedy, which shall be the sole and exclusive remedy for any such breach.

Section 5.10 Submission to Jurisdiction. Any action, suit or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement will be brought or otherwise commenced exclusively in any New York State Court sitting in New York City or, if jurisdiction over the matter is vested exclusively in the federal courts, the United States District Court for the Southern District of New York.  The Stockholder:  (i) expressly and irrevocably consents and submits to the exclusive jurisdiction of such court (and each appellate court therefrom) in connection with any such action, suit or legal proceeding; (ii) agrees that such court will be deemed to be a convenient forum and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such action, suit or legal proceeding commenced in any such court, any claim that such party is not subject personally to the jurisdiction of such court, that such action, suit or legal proceeding has been brought in an inconvenient forum, that the venue of such action, suit or other legal proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Section 5.11 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

Section 5.12 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.

[Signature Page Follows]

IN WITNESS WHEREOF, Company and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

QUANTUM CYBER N.V.

By:
Name:
Title:

Project LightShift, Inc.

By:
Name:
Title:

Address:

Electronic Mail Address: